Exhibit 10.20

AMENDMENT No. 1
TO
EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”) is effective as of July __, 2022, by and between Renters Warehouse, LLC, a Minnesota limited liability company (the “Company”), and Todd Jable (“Executive”). All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Agreement (as defined below).

RECITALS:

The Company and Executive entered into that certain Employment Agreement (the “Agreement”), dated effective as of November 19, 2018. The Company and Executive desire to amend the Agreement pursuant to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive, intending to be legally bound, agree as follows:

1. Amendment to Severance Amount. Section 4.3(b) of the Agreement is hereby amended by replacing the phrase “one hundred eighty (180) days” in the end of the sixth line to the beginning of the seventh line with “one (1) year”.

2. No Other Changes; Entire Agreement. Except as amended hereby, the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and the Agreement, the terms of this Amendment shall govern. This Amendment and the Agreement constitute the sole agreement containing the subject matter hereof.

3. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Minnesota. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. The descriptive headings for the several sections of this Amendment are inserted for convenience only and not to confine or limit any of the terms or provisions hereof. Electronic signatures (e.g., “.pdf”, “DocuSign”, etc.) and photocopies shall be deemed originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 effective as of the date set forth above.

THE COMPANY:		EXECUTIVE:

Renters Warehouse, LLC

Signed:	/s/ Kevin Ortner	/s/ Todd Jable
By:	Kevin Ortner	Todd Jable
Its:	Chief Executive Officer